Exhibit 99.1

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Stonebriar Commercial Finance LLC (the “Servicer” or “U.S. Originator”) SCF Equipment Leasing 2026-1 LLC (the “U.S. Issuer”) 5525 Granite Parkway, Suite 1800 Plano, Texas 75024	25 September 2026

Stonebriar Commercial Finance Canada Inc. (the “Canadian Originator”)

SCF Equipment Leasing Canada 2026-1 Limited Partnership (the “Canadian Issuer”)

2200 HSBC Building

885 West Georgia Street

Vancouver, BC V6C 3E8

Re:	SCF Equipment Leasing 2026-1 LLC

SCF Equipment Leasing Canada 2026-1 Limited Partnership

Equipment Contract Backed Notes, Series 2026-1 (the “Notes”)

Contract Agreed-Upon Procedures

We have performed the procedure enumerated in Attachment A, which was agreed to and acknowledged as appropriate by the Servicer, U.S. Issuer, Canadian Originator, Canadian Issuer (together with the U.S. Issuer, the “Issuers”), BofA Securities, Inc., Wells Fargo Securities, LLC, Truist Securities, Inc. and BNP Paribas Securities Corp. (collectively, the “Specified Parties”), for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a pool of equipment lease contracts and equipment loan contracts (collectively, the “Contracts”) relating to the Issuers’ securitization transaction. This report may not be suitable for any other purpose. The procedure performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedure performed is appropriate for their purposes. The appropriateness of this procedure is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedure. Consequently, we make no representation regarding the appropriateness of the procedure described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedure performed and our associated findings is included in Attachment A.

For the purpose of the procedure described in this report (each as applicable), the Servicer, on behalf of the Issuers, provided us with:

a.

An electronic data file labeled “SCFET 2026-1 EY Tape Final.xlsx” and the corresponding record layout and decode information (the “Preliminary Data File”), that the Servicer, on behalf of the Issuers, indicated contains information as of 31 August 2026 (the “Initial Cut-Off Date”) relating to certain equipment lease contracts and equipment loan contracts (collectively, the “Preliminary Contracts”) that are expected to be representative of the Contracts,

b.	Imaged copies of the following items (collectively, the “Source Documents”):

i.

The loan and security agreement, promissory note, lease agreement, master lease agreement, specification of assigned lease receivables, contribution agreement, security agreement, charter agreement, participation agreement, certificate of acceptance, transfer and assumption agreement, payment schedule, lease schedule, consent and agreement, deed of continuing guaranty, equipment schedule, amortization schedule, schedule A, trade confirmation, amendment(s), addendum(s) or other related documents (collectively, the “Contract Agreement”),

ii.	Certain printed screen shots from the Servicer’s servicing system (the “System Screen Shots”),

iii.	Certain printed screen shots from the Servicer’s servicing system for the parent contract (the “Parent Contract System Screen Shots”) and

iv.	Certain operating lease proforma reports (the “Proforma Reports”)

that the Servicer, on behalf of the Issuers, indicated relate to the Preliminary Contracts,

c.	The list of relevant characteristics (the “Compared Characteristics”) on the Preliminary Data File, which is shown on Exhibit 1 to Attachment A, and

d.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedure described in this report, certain information contained on the Preliminary Data File is the “Subject Matter” as of the date of this report.

The procedure included in Attachment A was limited to comparing or recalculating certain information that is further described in Attachment A. The Issuers are responsible for the Subject Matter, Preliminary Data File, Source Documents, Compared Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other than the procedure listed in Attachment A. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Source Documents or any other information provided to us, or that we were instructed to obtain, as applicable, by the Servicer, on behalf of the Issuers, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Preliminary Contracts or Contracts, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Servicer, on behalf of the Issuers, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedure performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of the Contracts conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria or other requirements,

ii.	The value of the collateral securing the Contracts,

iii.	Whether the originator(s) of the Contracts complied with federal, state or local laws or regulations or

iv.

Any other factor or characteristic of the Contracts that would be material to the likelihood that the issuers of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Issuers and to meet our other ethical responsibilities, as applicable, for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedures engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

25 September 2026

Attachment A

Procedure performed and our associated findings

1.

For each Preliminary Contract, we compared the Compared Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located in the Source Documents, or to the corresponding information we recalculated using information located in the Source Documents or on the Preliminary Data File, as applicable, subject to the instructions, assumptions and methodologies provided by the Servicer, on behalf of the Issuers, described in the notes to Exhibit 1 to Attachment A. The Source Document(s) that we were instructed by the Servicer, on behalf of the Issuers, to use for each Compared Characteristic are shown on Exhibit 1 to Attachment A. All such compared information was found to be in agreement.

For the purpose of the procedure described in this report, the Preliminary Contracts on the Preliminary Data File are referred to as Contract Numbers 1 through 94.

Exhibit 1 to Attachment A

Compared Characteristics and Source Documents

Compared Characteristic	Preliminary Data File Field Name	Source Document(s)
Lease number	Lease Number	Contract Agreement or System Screen Shots

Customer name	Customer Name	Contract Agreement

Contract type	Contract Type	Contract Agreement

Commencement date	Commencement Date	Contract Agreement, System Screen Shots or Parent Contract System Screen Shots

Contract term	Contract Term	Contract Agreement, System Screen Shots or Parent Contract System Screen Shots

Termination date	Termination Date	Contract Agreement or System Screen Shots

Billing cycle	Billing Cycle	Contract Agreement or System Screen Shots

State	State	Contract Agreement or System Screen Shots

Balloon amount	Balloon Payment	(a) Contract Agreement and/or System Screen Shots and recalculation or (b) Contract Agreement and recalculation

Interest rate	Interest Rate	System Screen Shots

Last payment date	LAST_PYMT_DATE	System Screen Shots

Residual	Residual	System Screen Shots

Payments remaining	Payments Remaining	(a) System Screen Shots, (b) Proforma Reports or (c) Contract Agreement and/or System Screen Shots and recalculation

Industry (SIC description)	SIC_DESC	System Screen Shots

SIC code	SIC_CODE	System Screen Shots

Country	COUNTRY	Contract Agreement or System Screen Shots

Exhibit 1 to Attachment A

Notes:

i.	The lease number Compared Characteristic is for identification purposes only.

ii.

For the purpose of comparing a Compared Characteristic for any Preliminary Contract for which the Servicer, on behalf of the Issuers, provided one or more Source Documents, the Servicer, on behalf of the Issuers, indicated the applicable Source Document(s) may contain conflicting information relating to such Compared Characteristic. The Servicer, on behalf of the Issuers, instructed us to note agreement if the information on the Preliminary Data File agreed with the corresponding information in at least one of the Source Documents listed for such Compared Characteristic. We performed no procedures to reconcile any differences that may exist between various Source Documents for the indicated Compared Characteristics.

iii.

For the purpose of comparing the customer name and industry (SIC description) Compared Characteristics, the Servicer, on behalf of the Issuers, instructed us to ignore differences that appear to be due to abbreviations, truncations or punctuation.

iv.

For the purpose of comparing the contract type Compared Characteristic for each Preliminary Contract with a contract type of “RA,” as shown on the Preliminary Data File (each, a “Revolving Account Contract”), the Servicer, on behalf of the Issuers, instructed us not to compare the contract type Compared Characteristic.

For the purpose of comparing the contract type Compared Characteristic for each remaining Preliminary Contract (each, a “Non-Revolving Account Contract”) (except for any Non-Revolving Account Contract with a customer name beginning with “PMC,” as shown on the Preliminary Data File (each, a “PMC Contract”)), the Servicer, on behalf of the Issuers, instructed us to note agreement if the contract type, as shown on the Preliminary Data File, agreed with the corresponding contract type, as shown in the Contract Agreement, in accordance with the decode table shown below:

Preliminary Data File Value	Source Document Value
CS	Loan
LP	Lease
TL	Lease
XX	Lease

For each PMC Contract, the Servicer, on behalf of the Issuers, instructed us not to compare the contract type Compared Characteristic.

Exhibit 1 to Attachment A

v.

For the purpose of comparing the commencement date Compared Characteristic for each Non-Revolving Account Contract, the Servicer, on behalf of the Issuers, instructed us to use the Contract Agreement, System Screen Shots or Parent Contract System Screen Shots as the Source Document.

For the purpose of comparing the commencement date Compared Characteristic for each Revolving Account Contract, the Servicer, on behalf of the Issuers, instructed us to note agreement if the information on the Preliminary Data File agreed with the 1st interest date or commencement date, as shown in the System Screen Shots or Parent Contract System Screen Shots. We performed no procedures to reconcile any differences that may exist between the 1st interest date and commencement date on the related Source Documents.

For the purpose of comparing the commencement date Compared Characteristic, the Servicer, on behalf of the Issuers, instructed us to ignore differences of +/- 2 days or less.

vi.	For each Revolving Account Contract, the Servicer, on behalf of the Issuers, instructed us not to compare the contract term Compared Characteristic.

For the purpose of comparing the contract term Compared Characteristic for each Non-Revolving Account Contract, the Servicer, on behalf of the Issuers, instructed us to ignore any renewal term, if applicable, as shown on the Contract Agreement, System Screen Shots or Parent Contract System Screen Shots.

vii.	For each Preliminary Contract with a:

a.	Last payment date of “First Pymt Default,” as shown in the System Screen Shots,

b.	Last payment date, as shown in the System Screen Shots, occurring after the Initial Cut-Off Date or

c.	Commencement date, as shown on the Preliminary Data File, occurring after the Initial Cut-Off Date,

the Servicer, on behalf of the Issuers, instructed us not to compare the contract term and last payment date Compared Characteristics.

viii.	For each Revolving Account Contract, the Servicer, on behalf of the Issuers, instructed us not to compare the termination date Compared Characteristic.

For the purpose of comparing the termination date Compared Characteristic for each Non-Revolving Account Contract, the Servicer, on behalf of the Issuers, instructed us to note agreement if the month and year of the termination date, as shown on the Preliminary Data File, agreed with the month and year of the termination date, as shown in the Contract Agreement or System Screen Shots.

Exhibit 1 to Attachment A

ix.

For the purpose of comparing the billing cycle Compared Characteristic for each Preliminary Contract for which the billing cycle, as shown in the Contract Agreement or System Screen Shots, does not agree with the billing cycle, as shown on the Preliminary Data File, the Servicer, on behalf of the Issuers, instructed us to note agreement with a billing cycle of “Monthly,” as shown on the Preliminary Data File, if there is more than one billing cycle, as shown in the Contract Agreement or System Screen Shots.

x.

For any Preliminary Contract with a country other than “USA” or “Canada,” as shown in the Contract Agreement or System Screen Shots, the Servicer, on behalf of the Issuers, instructed us not to compare the state Compared Characteristic.

xi.	For each Revolving Account Contract, the Servicer, on behalf of the Issuers, instructed us not to compare the balloon amount Compared Characteristic.

For each Non-Revolving Account Contract with a residual value that is (a) greater than 0.00 and (b) not <blank>, as shown on the Preliminary Data File (each, a “Residual Contract”), the Servicer, on behalf of the Issuers, instructed us not to compare the balloon amount Compared Characteristic.

For the purpose of comparing the balloon amount Compared Characteristic for each remaining Non-Revolving Account Contract with a balloon amount value that is (a) greater than 0.00 and (b) not <blank>, as shown on the Preliminary Data File (each, a “Balloon Contract”) (except for any Balloon Contract with a customer name of “Grandview Aviation LLC,” as shown on the Preliminary Data File (each, a “Grandview Aviation Contract”)), that has a balloon amount due in the same month and year as the month and year the final interest payment and final principal payment are due, all as shown in the Contract Agreement, the Servicer, on behalf of the Issuers, instructed us to recalculate the balloon amount as the sum of the principal payment amount, interest payment amount and balloon amount, all as shown in the Contract Agreement or System Screen Shots.

For the purpose of comparing the balloon amount for each remaining Balloon Contract (except for any Grandview Aviation Contract) that does not have a balloon amount specifically stated in the Contract Agreement or System Screen Shots, the Servicer, on behalf of the Issuers, instructed us to recalculate the balloon amount as the product of the equipment cost and purchase percentage, both as shown in the Contract Agreement.

For the purpose of comparing the balloon amount Compared Characteristic for any Grandview Aviation Contract, the Servicer, on behalf of the Issuers, instructed us to recalculate the balloon amount as the product of the aircraft cost and end of term purchase percentage, both as shown in the Contract Agreement.

For each remaining Non-Revolving Account Contract, the Servicer, on behalf of the Issuers, instructed us not to compare the balloon amount Compared Characteristic.

Exhibit 1 to Attachment A

For the purpose of comparing the balloon amount Compared Characteristic, the Servicer, on behalf of the Issuers, instructed us to:

a.	Deduct any overage charges from the corresponding balloon amount, both as shown in the Contract Agreement or System Screen Shots, and

b.	Ignore differences of +/- 5% or less (calculated as a percentage of the balloon amount, as shown on the Preliminary Data File).

xii.

For the purpose of comparing the interest rate Compared Characteristic, the Servicer, on behalf of the Issuers, instructed us to note agreement if the information on the Preliminary Data File agreed with the combined IRR or blended yield, both as shown in the System Screen Shots. We performed no procedures to reconcile any differences that may exist between the combined IRR and blended yield on the related Source Document.

For the purpose of comparing the interest rate Compared Characteristic, the Servicer, on behalf of the Issuers, instructed us to ignore differences of +/- 0.01 or less.

xiii.

For the purpose of comparing the last payment date Compared Characteristic, the Servicer, on behalf of the Issuers, instructed us to only consider account activity shown in the System Screen Shots which occurred on or prior to the Initial Cut-Off Date.

xiv.	For each Revolving Account Contract and Balloon Contract, the Servicer, on behalf of the Issuers, instructed us not to compare the residual Compared Characteristic.

For the purpose of comparing the residual Compared Characteristic for each Non-Revolving Account Contract that is not a Balloon Contract or Residual Contract, the Servicer, on behalf of the Issuers, instructed us to note agreement with a residual value of 0.00, as shown on the Preliminary Data File, if the corresponding residual value is <blank>, as shown in the System Screen Shots.

For the purpose of comparing the residual Compared Characteristic for each Residual Contract, the Servicer, on behalf of the Issuers, instructed us to ignore differences of +/- $1.00 or less.

xv.	For each Revolving Account Contract, the Servicer, on behalf of the Issuers, instructed us not to compare the payments remaining Compared Characteristic.

For the purpose of comparing the payments remaining Compared Characteristic for each Non-Revolving Account Contract for which the payments remaining, as shown in the System Screen Shots or Proforma Reports, does not agree with the payments remaining, as shown on the Preliminary Data File, the Servicer, on behalf of the Issuers, instructed us to recalculate the payments remaining as the difference between the contract term, as shown in the Contract Agreement, System Screen Shots or Parent Contract System Screen Shots, and payments made, as shown in the System Screen Shots.

Exhibit 1 to Attachment A

xvi.

For the purpose of comparing the SIC code Compared Characteristic, the Servicer, on behalf of the Issuers, instructed us to ignore any leading zeroes in the SIC code, as shown in the System Screen Shots.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Servicer, on behalf of the Issuers, that are described in the notes above.